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                                                                    EXHIBIT 10.8

                          REGISTRATION RIGHTS AGREEMENT

                  This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of April 26, 2002, by and between DESIGNS, INC., a Delaware corporation (the "Company"), and the persons listed on Schedule 1 attached hereto (the "Securityholders").

                  The Securityholders have entered into Subscription Agreements (the "Subscription Agreements") with the Company, dated as of the date hereof, in respect of the issuance and sale to the Securityholders of shares of Common Stock or shares of Series B Convertible Preferred Stock (the "Preferred Stock"), which shares of Preferred Stock will become convertible into Common Stock automatically upon approval by the stockholders of the Company. The Company and the Securityholders deem it to be in their respective best interests to set forth the rights of the Securityholders in connection with public offerings and sales of the Registrable Securities (as hereinafter defined).

                  NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Securityholders, intending legally to be bound, hereby agree as follows.

                  SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

                  "Affiliate" of any Person means any other person who either directly or indirectly is in control of, is controlled by, or is under common control with such person.

                  "Business Day" shall mean any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in the City of New York are authorized by law, regulation or executive order to close.

                  "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

                  "Holder" shall mean a Securityholder or any transferee of all or a portion of the Registrable Securities owned by a Securityholder or Holder. For purposes of this Agreement, the Company may deem the registered holder of a Registrable Security as the Holder thereof.

                  "Material Development Condition" shall have the meaning set forth in Section 6(a) hereof.

                  "Person" or "person" shall mean an individual, partnership, corporation, limited liability company, joint venture, trust or unincorporated organization, a government or agency or political subdivision thereof or any other entity.

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                  "Prospectus" shall mean the prospectus included in any
Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

                  "Registrable Securities" shall mean (i) Common Stock issued pursuant to Subscription Agreements, dated as of the date hereof, between the Company and a Securityholder, (ii) Underlying Common Stock, and (iii) any other securities issued or issuable as a result of or in connection with any stock dividend, stock split or reverse stock split, combination, recapitalization, reclassification, merger or consolidation, exchange or distribution in respect of such Common Stock or Underlying Common Stock.

                  "Registration Expenses" shall have the definition set forth in
Section 7 hereof.

                  "Registration Statement" shall mean any registration statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation a Shelf Registration Statement), including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

                  "Restricted Securities" shall have the meaning set forth in
Section 2 hereof.

                  "Rule 144" shall mean Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

                  "Rule 415" shall mean Rule 415 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

                  "Rule 903" shall mean Rule 903 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

                  "Rule 904" shall mean Rule 904 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

                  "SEC" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  "Securities Act" shall mean the Securities Act of 1933, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

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                  "Shelf Registration" shall mean the registration of
Registrable Securities for sale on a continuous or delayed basis pursuant to Rule 415.

                  "Shelf Registration Statement" shall mean a Registration Statement on Form S-3 (or Form S-1 if Form S-3 is not available) filed in connection with a Shelf Registration.

                  "Underlying Common Stock" means Common Stock issued or issuable upon the conversion of any shares of Preferred Stock held by the Holders.

                  SECTION 2. SECURITIES SUBJECT TO THIS AGREEMENT. The securities entitled to the benefits of this Agreement are the Registrable Securities but, with respect to any particular Registrable Security, only so long as such security continues to be a Restricted Security. A Registrable Security that has ceased to be a Restricted Security cannot thereafter become a Registrable Security. As used herein, a Restricted Security is a Registrable Security which has not been effectively registered under the Securities Act and distributed in accordance with an effective Registration Statement and which has not been distributed or sold by a Holder pursuant to Rule 144, Rule 903 or Rule 904, unless, in the case of a Registrable Security distributed pursuant to Rule 903 or 904, any applicable restricted period has not expired or the SEC or its staff has taken the position in a published release, ruling or no-action letter that securities distributed under Rule 903 or 904 are ineligible for resale in the United States under Section 4(1) of the Securities Act notwithstanding expiration of the applicable restricted period.

                  SECTION 3.  SHELF REGISTRATION.

                  (a) FILING. The Company shall prepare and file a Shelf Registration Statement with the SEC as soon as is reasonably practicable, but in no event later than three Business Days (the "Shelf Registration Statement Filing Date") following the day the Company files with the SEC its Form 8-K (or an amendment thereto) with respect to the Company's acquisition of stock or assets of Casual Male Corp., a Massachusetts corporation, which filing shall contain the information required by Item 7 of Form 8-K. The Shelf Registration Statement shall cover the offer and sale of the Registrable Securities by the Holders thereof in accordance with the methods of distribution elected by such Holders, and shall include the Common Stock and the Underlying Common Stock to be issued upon conversion of the Preferred Stock.

                  (b) EFFECTIVENESS OF SHELF REGISTRATION STATEMENT. Except as otherwise permitted under this Agreement, the Company agrees to use its best efforts to cause the Shelf Registration Statement filed pursuant to this Section 3 to become effective as promptly as practicable and thereafter keep such Shelf Registration Statement effective continuously until the earlier of (i) the date as of which all of the Registrable Securities have been sold pursuant to the Shelf Registration Statement or (ii) two years following the effective date of the Shelf Registration Statement. The Company shall notify the Holders by facsimile notice on the same Business Day that the Shelf Registration Statement is declared effective by the SEC.

                  (c) FAILURE TO BE DECLARED EFFECTIVE. Notwithstanding anything to the contrary herein, if the Shelf Registration Statement to be filed pursuant to Section 3(a) is not declared effective on or before the earlier of (i) 120 days after the Closing Date (as defined in the

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Subscription Agreements), or (ii) October 1, 2002 (such earlier date is referred to herein as the "Required Date of Effectiveness"), then the Company shall pay to each Holder holding Registrable Securities, as liquidated damages in compensation for their added risk of holding restricted securities and not as a penalty, an amount equal to .0766% of the amount such Holder (or the Securityholder from whom the Holder acquired such Registrable Securities) paid to acquire the Registrable Securities (or Preferred Stock) from the Company for each day in the period beginning on the Required Date of Effectiveness and ending on the date the Shelf Registration Statement is declared effective.

                  SECTION 4. PIGGYBACK REGISTRATION. If the Company at any time during which no Shelf Registration Statement is effective proposes to file a registration statement with respect to any class of equity securities, whether for its own account (other than in connection with the Registration Statement contemplated by Section 3 or a registration statement on Form S-4 or S-8 (or any successor or substantially similar form), or of (A) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, or (B) a dividend reinvestment plan) or for the account of a holder of securities of the Company pursuant to registration rights granted by the Company or which the Company has assumed, then the Company shall in each case give written notice of such proposed filing to all Holders of Registrable Securities at least fifteen (15) days before the anticipated filing date of any such registration statement by the Company, and such notice shall offer to all Holders the opportunity to have any or all of the Registrable Securities held by such Holders included in such registration statement. Each Holder of Registrable Securities desiring to have its Registrable Securities registered under this
Section 4 shall so advise the Company in writing within ten (10) days after the date of receipt of such notice (which request shall set forth the amount of Registrable Securities for which registration is requested), and the Company shall use its commercially reasonable efforts to include in such Registration Statement all such Registrable Securities so requested to be included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of any such proposed public offering advises the Company in writing that the total amount or kind of securities which the Holders of Registrable Securities, the Company and any other holder of the Company's securities intended to be included in such proposed public offering is sufficiently large to adversely affect the success of such proposed public offering, then the amount or kind of securities to be offered for the accounts of Holders of Registrable Securities shall be reduced PRO RATA, together with the amount or kind of securities to be offered for the accounts of any other persons requesting registration of securities pursuant to "piggyback" registration rights, to the extent necessary to reduce the total amount or kind of securities to be included in such proposed public offering to the amount or kind recommended by such managing underwriter or underwriters before the securities offered by the Company or any stockholder exercising its demand registration rights in such registration are so reduced. Anything to the contrary in this Agreement notwithstanding, the Company may withdraw or postpone a Registration Statement referred to in this Section 4 at any time before it becomes effective or withdraw, postpone or terminate the offering after it becomes effective without obligation to the Holder or Holders of the Registrable Securities. The rights of the Holders to include their Registrable Securities in a "piggyback" registration under this Section 4 shall not affect or diminish the Company's obligations relating to the Shelf Registration Statement under Section 3.

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                  SECTION 5.  REGISTRATION PROCEDURES; COMPANY COVENANTS.

                  (a) GENERAL. In connection with the Company's registration obligations pursuant to Section 3 hereof, but subject to Section 6, the Company will:

                           (i) prepare and file with the SEC a Shelf
         Registration Statement and such amendments and post-effective amendments and supplements to the Shelf Registration Statement and the Prospectus as may be (1) reasonably requested by any Securityholder (to the extent such request relates to information relating to such holder) or (2) necessary to keep such Shelf Registration Statement effective and in compliance with the Securities Act for the time periods set forth in Section 3(b);

                           (ii) notify the Holders of Registrable Securities by facsimile notice on the same Business Day (1) when a new Registration Statement, Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any new Registration Statement or post-effective amendment, when it has become effective,
         (2) of any request by the SEC for amendments or supplements to any Registration Statement or Prospectus or for additional information, (3) of the issuance by the SEC of any comments with respect to any filing,
         (4) of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose and use its best efforts to have such suspension rescinded and removed as expeditiously as possible, (5) of any suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and use its best efforts to have such suspension rescinded and removed as expeditiously as possible and (6) of the happening of any event which makes any statement of a material fact made in any Registration Statement, Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in any Registration Statement, Prospectus or any document incorporated therein by reference in order to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading and use its best efforts to correct any such untrue statement or omission as expeditiously as possible;

                           (iii) if reasonably requested by a Holder of Registrable Securities being sold, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the Holders of the Registrable Securities being sold determine should be included therein relating to the sale of the Registrable Securities; and promptly make all required filings of such Prospectus supplement or post-effective amendment;

                           (iv) furnish to each selling Holder of Registrable Securities, without charge, as many conformed copies as may reasonably be requested, of the then effective Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                           (v) deliver to each selling Holder of Registrable Securities, without charge, as many copies of the then effective Prospectus (including each prospectus

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         subject to completion) and any amendments or supplements thereto as such Persons may reasonably request;

                           (vi) use its best efforts to register or qualify, and cooperate with the selling Holders of Registrable Securities and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws (A) in all U.S. jurisdictions in which any of the Shares (as defined in the Subscription Agreements) are originally sold, and (B) in such jurisdictions as any selling Holder of Registrable Securities or underwriter reasonably requests in writing; PROVIDED, HOWEVER, that, as to clause (B) only, the Company will not be required to (1) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, but for this paragraph (vi), (2) subject itself to general taxation in any such jurisdiction in which it is not already subject to general taxation, or (3) file a general consent to service of process in any such jurisdiction in which it is not already subject to general consent to service of process;

                           (vii) cooperate with the selling Holders of Registrable Securities, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends;

                           (viii) use its best efforts to cause all Registrable Securities covered by the Registration Statement to be listed and stay listed for a period of at least three years from the date hereof on each securities exchange (or quotation system operated by a national securities association) on which identical securities issued by the Company are then listed, and enter into customary agreements including, if necessary, a listing application and indemnification agreement in customary form, and provide a transfer agent for such Registrable Securities no later than the effective date of such Registration Statement;

                           (ix) provide a CUSIP number for the Registrable Securities no later than the effective date of such registration statement;

                           (x) comply with all applicable rules and regulations of the SEC relating to such registration and the distribution of the securities being offered and make generally available to its securities holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act;

                           (xi) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.; and

                           (xii) subject to the proviso in paragraph (vi) above, cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities (other than as may be required by the governmental agencies or authorities of any foreign jurisdiction and other than as may be required by a law applicable to a selling

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         Holder by reason of its own activities or business other than the sale of Registrable Securities).

                  The Company may require each seller of Registrable Securities as to which any registration is being effected pursuant to this Agreement to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request and as is required to be included in the applicable Registration Statement by the applicable rules and regulations of the SEC.

                  (b) SUSPENSION OF SALES. Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(a)(ii)(4) or 5(a)(ii)(6), such Holder will use commercially reasonable efforts to forthwith discontinue disposition of Registrable Securities pursuant to the then current Prospectus until (1) such Holder is advised in writing by the Company that the Prospectus covering the offer of Registrable Securities has been amended or supplemented as contemplated by Section 5(a)(i) or a new Registration Statement covering the offer of the Registrable Securities has become effective under the Securities Act and such Holder receives copies of such supplemented or amended Prospectus or such new Prospectus, or (2) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed. If so directed by the Company, on the happening of such event, the Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  (c) RULE 144 COVENANTS. With a view to making available to the Holders the benefits of Rule 144, the Company agrees to: (i) comply with the provisions of paragraph (c) (1) of Rule 144; (ii) file with the SEC in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Holder, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144; and (iii) furnish to each Holder upon request, as long as such Holder owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

                  (d) PUBLIC STATEMENTS. Except in connection with the Company's written bid with the U.S. Bankruptcy Court for the Southern District of New York (Manhattan) for substantially all of the assets of Casual Male Corp., the Company will not issue any public statement, press release or any public disclosure listing any Holder as one of the purchasers of the Shares without such Holder's prior written consent, except as may be required by applicable law or rules of any exchange or quotation system on which the Company's securities are listed or quoted.

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                  SECTION 6.  BLACKOUT PERIODS.

                  (a) MATERIAL DEVELOPMENT CONDITION. With respect to any Registration Statement filed or to be filed pursuant to Section 3, if the Company determines that, in its good faith judgment, it would (because of the existence of, or in anticipation of, any acquisition or corporate reorganization or other material transaction, financing activity, stock repurchase or material development involving the Company or any subsidiary, or the unavailability for reasons substantially beyond the Company's control of any required financial statements, or any other event or condition of similar significance to the Company or any subsidiary) be materially disadvantageous (a "Material Development Condition") to the Company for such a Registration Statement to become effective or to be maintained effective or for sales of Registrable Securities to continue pursuant to the Registration Statement, the Company shall, notwithstanding any other provisions of this Agreement, be entitled, upon the giving of a written notice (a "Delay Notice") to such effect to any Holder of Registrable Securities included or to be included in such Registration Statement, (i) to cause sales of Registrable Securities by such Holder pursuant to such Registration Statement to cease, (ii) to cause such Registration Statement to be withdrawn and the effectiveness of such Registration Statement to be suspended, or (iii) in the event no such Registration Statement has yet been filed, to delay the filing of any such Registration Statement until, in the good faith judgment of the Company, such Material Development Condition no longer exists (notice of which the Company shall deliver on a same day basis to any Holder of Registrable Securities with respect to which any such Registration Statement has been filed).

                  (b) LIMITATIONS ON BLACKOUT PERIODS. Notwithstanding the provisions of Section 6(a), the Company shall not be entitled to delay any registration of Registrable Securities pursuant to Section 3, cause or permit sales of Registrable Securities to cease or cause or permit the effectiveness of any Registration Statement to be suspended pursuant to Section 5(b) or Section 6(a) longer than is necessary and in any event not longer than (i) 30 days (whether consecutive or not) in any 120-day period, or (ii) 60 days (whether consecutive or not) in any 365-day period.

                  (c) BLACKOUT PERIOD DEFAULTS. If a Holder is unable to sell Registrable Securities, whether for reasons specified in Section 5(b) or 6(a), pursuant to the Shelf Registration Statement for more than 30 days (whether consecutive or not) in any 120-day period, or (ii) 60 days (whether consecutive or not) in any 365-day period, then the Company shall pay to each such Holder for each such excess day, as liquidated damages and not as a penalty, an amount equal to .0766% of the amount such Holder (or the Securityholder from whom the Holder acquired such Registrable Securities) paid to acquire all of its Registrable Securities (or Preferred Stock) from the Company. Notwithstanding anything to the contrary herein, in the event that the Shelf Registration Statement is not effective on or before the Required Date of Effectiveness (regardless if a Material Development Condition then exists and regardless if the Company has delivered the Delay Notice to the Holders), then the Company shall pay for each day until the date that the Shelf Registration Statement becomes effective, as liquidated damages and not as a penalty, an amount equal to .0766% of the amount such Holder (or the Securityholder from whom the Holder acquired such Registrable Securities or Preferred Stock) paid to acquire all of its Registrable Securities (or Preferred Stock) from the Company.

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                  SECTION 7. REGISTRATION EXPENSES. All expenses incident to the
Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel to the Company or the underwriters (if any) in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of the Registrable Securities), listing fees, printing expenses (including expenses of printing Prospectuses), messenger and delivery expenses, NASD fees, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of its counsel and its independent certified public accountants, securities acts liability insurance (if the Company elects to obtain such insurance), fees and expenses of any special experts retained by the Company in connection with any registration hereunder, fees and expenses of other Persons retained by the Company, and reasonable fees and expenses of one law firm selected by the holders of a majority of the Registrable Securities (all such expenses being referred to as "Registration Expenses"), shall be borne by the Company; PROVIDED, that Registration Expenses shall not include underwriting discounts, commissions or fees attributable to the sale of the Registrable Securities or any other out-of-pocket expenses incurred by the Holder not subject to reimbursement under this Agreement.

                  SECTION 8.  INDEMNIFICATION.

                  (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, each Holder of Registrable Securities, its officers, directors, trustees, employees, partners, principals, equity holders, managed or advised accounts, advisors, affiliates and agents, and each Person who controls such Holder (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable legal fees and expenses as and when incurred) arising out of or resulting from any untrue statement or alleged untrue statement of a material fact in, or any omission or alleged omission of a material fact required to be stated in, any Registration Statement or Prospectus or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, or arising out of any violation by the Company of any rule or regulation promulgated under the Securities Act or the Exchange Act relating to any such Registration Statement or Prospectus, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company will also indemnify underwriters participating in the distribution, their officers, directors, employees, partners and agents, and each Person who controls such underwriters (within the meaning of the Securities Act), to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities, if so requested.

                  (b) INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. In connection with any Registration Statement in which a Holder of Registrable Securities is participating, each such Holder agrees severally and not jointly to indemnify and hold harmless, to the full extent permitted by law, but without duplication, the Company, its officers and directors and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and

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reasonable legal fees and expenses as and when incurred) arising out of or resulting from any untrue statement of material fact in, or any omission of a material fact required to be stated in, any Registration Statement or Prospectus or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Holder to the Company specifically for inclusion therein. The Company will use its best efforts so that the Company and the other persons described above shall be entitled to receive indemnities from underwriters participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, but the failure to so notify shall not relieve the indemnifying party from any liability except to the extent that it is prejudiced and forfeits substantive rights and defenses by reason of such failure, and (ii) permit such indemnifying party to assume the defense of such claim with counsel of such indemnifying party's choice; PROVIDED, HOWEVER, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified Person unless (A) the indemnifying party shall have failed to assume the defense of such claim or employ counsel reasonably satisfactory to the indemnified party in a timely manner or (B) in the good faith judgment of any such Person, based upon written advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party (or other Persons being represented by such counsel) with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person). The indemnifying party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the fees and expenses of more than one counsel for each party indemnified by such indemnifying party with respect to such claim.

                  (d) CONTRIBUTION. To the extent that for any reason the indemnification provided for in Section 8(a) or Section 8(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by
Section 8(a) and Section 8(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative

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intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. The obligations of the Holders in this Section 8(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered by them and not joint. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.

                  (e) LIMITATION OF LIABILITY. Notwithstanding anything to the contrary in this Agreement, no Holder shall be liable under this Agreement for any amount in excess of the gross proceeds paid to such Holder in respect of shares sold by it under any Registration Statement and/or Prospectus.

                  (f) SURVIVAL. The terms of this Section 8 shall survive the termination of this Agreement.

                  SECTION 9. AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this Section 9, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least 75% of the Registrable Securities (on a Common Stock equivalent basis) then outstanding. Whenever the consent or approval of Holders of a specified number of Registrable Securities is required hereunder, Registrable Securities held by the Company or any of its controlled affiliates (other than Holders of Registrable Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required number. To the extent any party hereto receives compensation in connection with providing a waiver or consent or agreeing to an amendment of this Agreement, each other Holder shall be entitled to share ratably in such compensation.

                  SECTION 10. NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile, or reputable delivery service such as Federal Express by overnight delivery:

                           (a) If to a Holder of Registrable Securities, at the most current address or fax number given by such Holder to the Company, in accordance with the provisions of this Section 10, which address initially is, with respect to each Holder, listed on Schedule 1 attached hereto.

                           (b) If to the Company, initially at 66 B Street, Needham, Massachusetts 02494, Attention: Secretary, or (781) 433-7462 and thereafter at such other address or fax number as may be designated from time to time by notice given in accordance with the provisions of this Section 10, with a copy (which shall not constitute notice) to Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, Attention:
         Peter Smith, Esq.

                           (c) All such notices and other communications shall be deemed to have been delivered and received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of reputable delivery service, on the Business Day after the date when sent (iii) in the case of mailing, on the third Business Day following such mailing, and (iv) in the case of facsimile, on the Business Day when such facsimile is received, provided that any facsimile received after 5:00 p.m. by the recipient shall be treated as being sent on the next following Business Day.

                  SECTION 11. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including without limitation and without the need for an express assignment to subsequent Holders of the Registrable Securities who cannot freely transfer their shares in the absence of registration under the Securities Act.

                  SECTION 12. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  SECTION 13. HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  SECTION 14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF THE CONFLICT OF LAWS THEREOF.

                  SECTION 15. JURISDICTION; FORUM. Each party hereto consents and submits to the jurisdiction of any state court sitting in the County of New York or federal court sitting in the Southern District of the State of New York in connection with any dispute arising out of or relating to this Agreement. Each party hereto waives any objection to the laying of venue in such courts and any claim that any such action has been brought in an inconvenient forum. To the extent permitted by law, any judgment in respect of a dispute arising out of or relating to this Agreement may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of such judgment being conclusive evidence of the fact and amount of such judgment. Each party hereto agrees that personal service of process may be effected by any of the means specified in Section 10, addressed to such party. The foregoing shall not limit the rights of any party to serve process in any other manner permitted by law.

                  SECTION 16. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  SECTION 17. ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein (except for the Agreements (as defined in the Subscription Agreements)). This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  SECTION 18. EFFECTIVENESS OF THIS AGREEMENT. Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall be of no force or effect, and shall not be enforceable by, any party hereto or any other Person, unless the Holders purchase Registrable Securities from the Company.

                  SECTION 19. LIMITATION OF LIABILITY. A copy of the Agreement and Declaration of Trust of each of Putnam Variable Trust-Putnam VT Small Cap Fund; Putnam Investment Funds-Putnam Small Cap Value Fund; and Putnam World Trust II: Putnam U.S. Small Cap Value Equity Fund (Dublin), each of which is a series investment company that is a Massachusetts business trust, is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of each such entity as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of such entities individually but are binding only upon the assets and property of such entities.

                  SECTION 20. FURTHER ASSURANCES. The Company agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                        DESIGNS, INC.

                                        BY:
                                           ------------------------------
                                            Name:
                                            Title:

                                        THE SECURITYHOLDERS:

                                        BY:
                                           -------------------------------

                                         Name of Investor:
                                                          ----------------------

                                         Name of Signatory:
                                                           ---------------------

                                         Title of Signatory:
                                                            --------------------

THE SECURITYHOLDERS:

PUTNAM VARIABLE TRUST-PUTNAM VT SMALL CAP VALUE FUND
PUTNAM INVESTMENT FUNDS-PUTNAM SMALL CAP VALUE FUND
By Putnam Investment Management, LLC

By:
   ---------------------------------------------------
Name:
Title:

PUTNAM WORLD TRUST II: PUTNAM U.S. SMALL CAP VALUE EQUITY FUND
(DUBLIN)
By The Putnam Advisory Company, LLC

By:
   ---------------------------------------------------
Name:
Title:

                                   Schedule 1

                          [NAMES AND ADDRESSES TO COME]

PUTNAM VARIABLE TRUST-PUTNAM VT SMALL CAP VALUE FUND
PUTNAM INVESTMENT FUNDS-PUTNAM SMALL CAP VALUE FUND

c/o Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109 Fax: 617-760-8250

PUTNAM WORLD TRUST II: PUTNAM U.S. SMALL CAP VALUE EQUITY FUND
(DUBLIN)

c/o The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109 Fax: 617-760-8250

Putnam Notices: All notices should be sent to Putnam Holders at the respective addresses listed above for the further attention of John Verani. All notices requiring same day delivery under the terms of this Agreement should also be faxed to Purchaser at (617) 292-1625 for the further attention of Michael E. DeFao, Esq.

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